SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Variable Insurance Products Fund V
(Name of Registrant as Specified In Its Charter)

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(2) Aggregate number of securities to which transaction applies:
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Variable Insurance Products Fund V

Dear Shareholder:

I am writing to let you know that a special meeting of shareholders will be held on July 15, 2009. The purpose of the meeting is to provide you with the opportunity to vote on important proposals that affect the funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your funds. This package contains information about the proposals and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Each proposal has been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the interests of shareholders. They recommend that you vote for each proposal.

The following Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope.

If you have any questions before you vote, please call Fidelity at 1-877-208-0098. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d
Chairman and Chief Executive Officer

Important information to help you understand and vote on the proposals

Please read the full text of the proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposals am I being asked to vote on?

You are being asked to elect a Board of Trustees to oversee the funds you own.

In addition, shareholders also are being asked to amend the Declaration of Trust for their funds and trust to reduce the required quorum for future shareholder meetings.

What role does the Board play?

The Trustees serve as the fund shareholders' representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including consideration of policy changes. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the fund.

What is the affiliation of the Board and Fidelity?

Pursuant to the trust's governing document, the Trustees have determined that the trust's Board will have eight members: two "Interested" trustees and six "Independent" trustees. Trustees are determined to be "Interested" by virtue of, among other things, their affiliation with the funds, trust, or various other entities under common control with Fidelity Management & Research Co. (FMR). Interested Trustees are compensated by FMR. Independent Trustees have no affiliation with FMR and are compensated by each individual fund.

Are Board members paid?

Each Independent Trustee receives a fee for his or her service on the Board and participates in a deferred compensation plan. You can find the compensation table, which details these fees, in the proxy statement.

Why are you proposing to reduce the required quorum for future shareholder meetings?

Lowering the quorum requirement will facilitate holding shareholder meetings to approve important matters necessary for the conduct of the trust's business, such as the election of Trustees. When not enough shareholders vote, the trust may be forced to adjourn meetings multiple times and incur the expense of additional shareholder solicitations and proxy solicitors in order to obtain the shareholder vote necessary to hold a meeting.

The reduced quorum requirement is not prohibited by Massachusetts or federal law. Most Fidelity trusts already have a quorum requirement of one-third of the shares entitled to vote, and this proposal is intended to bring Variable Insurance Products Fund V in line with other Fidelity trusts.

Although the lower quorum requirement will allow for the approval of some matters by shareholders constituting less than a majority of the outstanding shares, certain other proposals will still require a higher number of shares to be voted to meet the threshold required to approve the proposal. For example, the Investment Company Act of 1940 (1940 Act) requires that certain items, such as management contracts and 12b-1 plans, be approved by a majority of a fund's outstanding voting securities. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The reduced quorum requirement will not affect such matters.

Has the funds' Board of Trustees approved each proposal?

Yes. The Board of Trustees has unanimously approved each of the proposals and recommends that you vote to approve them.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of each of the funds on the record date. The record date is May 18, 2009.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-877-208-0098.

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

MEGA2_2009-pxl-0509
1.897892.100

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JULY 15, 2009.

THE LETTER TO SHAREHOLDERS, NOTICE OF MEETING, AND PROXY STATEMENT ARE AVAILABLE AT WWW.______.

VARIABLE INSURANCE PRODUCTS FUND V

82 Devonshire Street, Boston, Massachusetts 02109
1-877-208-0098

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of the above-named trust (the trust) will be held at an office of the trust, 245 Summer Street, Boston, Massachusetts 02210 (at the corner of Summer and Dorchester Streets, across from Boston's South Station) on July 15, 2009, at _____ a.m. Eastern Time (ET). Appendix A contains a list of the funds in the trust (the funds).

The purpose of the Meeting is to consider and act upon the following proposals for the trust, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To elect a Board of Trustees.

2. To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.

The Board of Trustees has fixed the close of business on May 18, 2009 as the record date for the determination of the shareholders entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
SCOTT C. GOEBEL Secretary

May 29, 2009

Your vote is important - please vote your shares promptly.

Any variable product owners, who have a voting interest in variable accounts holding shares of the trust, are invited to attend the Meeting in person. Any such person who does not expect to attend the Meeting is urged to indicate voting instructions on the enclosed proxy card or voting instruction form, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your voting interest may be. If you wish to wait until the Meeting to vote your shares, you will need to request a paper ballot or voting instruction form at the Meeting in order to do so.

INSTRUCTIONS FOR EXECUTING PROXY CARD OR
VOTING INSTRUCTION FORM

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card or voting instruction form properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card or voting instruction form.

2 Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card or voting instruction form. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp. c/o John Smith, Treasurer	John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C.	1)	Anthony B. Craft, Cust. f/b/o Anthony B. Craft, Jr. UGMA	Anthony B. Craft

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
VARIABLE INSURANCE PRODUCTS FUND V

TO BE HELD ON JULY 15, 2009

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of the above-named trust (the trust) to be used at the Special Meeting of Shareholders and at any adjournments thereof (the Meeting), to be held on July 15, 2009 at ____ a.m. ET at 245 Summer Street, Boston, Massachusetts 02210. Appendix A contains a list of the funds in the trust (the funds).

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy or voting instruction form on or about May 29, 2009. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust.

For Asset Manager Portfolio, Asset Manager: Growth Portfolio, Investment Grade Bond Portfolio, Money Market Portfolio, and Strategic Income Portfolio, the expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by each fund and class, as applicable, provided the expenses do not exceed any existing expense caps. See Appendix B for current expense cap information. Expenses exceeding an expense cap will be paid by the fund's investment adviser. For the other funds, the expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be borne by the fund's investment adviser.

The funds or the investment adviser, as applicable, will reimburse insurance companies and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The costs are allocated among the funds based upon the number of shareholder accounts in each fund. The costs are allocated on a pro rata basis to each class of a fund based on the net assets of each class relative to the total net assets of the fund.

The principal business address of each fund's investment adviser, as indicated on Appendix A, is either 245 Summer Street, Boston, Massachusetts 02210 (Fidelity Management & Research Company (FMR)) or 82 Devonshire Street, Boston, Massachusetts, 02109 (Strategic Advisers®, Inc. (Strategic Advisers)). The principal business address of Fidelity Distributors Corporation (FDC), each fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts, 02109.

Fidelity Management & Research (U.K.) Inc. (FMR U.K.), located at 10 Paternoster Square, London, England EC4M7DY; Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), located at 99 Queen's Road Central, Hong Kong; Fidelity Management & Research (Japan) Inc. (FMR Japan), located at Ark Mori Building 12/F, 1-12-32, Akasaka Minato-Ku, 107-6012, Tokyo, Japan; Fidelity Research & Analysis Company (FRAC), located at 82 Devonshire Street, Boston, Massachusetts 02109; FIL Investment Advisors (FIIA), located at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda; FIL Investment Advisors (U.K.) Limited (FIIA(U.K.)L), located at 25 Cannon Street, London, England EC4M5TA; and Fidelity Investments Money Management, Inc. (FIMM), located at 82 Devonshire Street, Boston, Massachusetts, 02109, are sub-advisers to Asset Manager Portfolio, Asset Manager: Growth Portfolio, Investment Grade Bond Portfolio, Money Market Portfolio, and Strategic Income Portfolio. FMR Co., Inc. (FMRC), located at 82 Devonshire Street, Boston, Massachusetts 02109, and Fidelity Investments Japan Limited (FIJ), located at Shiroyama Trust Tower, 4-3-1 Toranomon Minato-ku, Tokyo, Japan 105-6019, are sub-advisers to Asset Manager Portfolio, Asset Manager: Growth Portfolio, and Strategic Income Portfolio.

If the enclosed proxy or voting instruction form is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by a trust, by the execution of a later-dated proxy or voting instruction form, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by a fund's Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy or voting instruction form, it will be voted FOR the matters specified on the proxy or voting instruction form. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum. Insurance company variable accounts may vote all of their shares in the same proportion as the voting instructions actually received from variable product owners. See page <Click Here>.

If a quorum is not present at a Meeting, or if a quorum is present at a Meeting but sufficient votes to approve Proposal 2 are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST an item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

Shares of each fund and class, if applicable, issued and outstanding as of March 31, 2009 are indicated in Appendix C.

Substantial (5% or more) record and/or beneficial ownership of each fund and class, as applicable, on March 31, 2009, to the knowledge of the trust, is detailed in Appendix D. Other than disclosed in Appendix D, to the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of each fund and class, as applicable, on that date.

FMR has advised the trust that certain shares are registered to FMR or an FMR affiliate. To the extent that FMR or an FMR affiliate has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Shareholders of record at the close of business on May 18, 2009 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

Shares of the trust are currently sold only to life insurance companies. Each company holds its shares in a separate account (the Variable Account), which serves as the funding vehicle for its variable insurance products. In accordance with its view of present applicable law, each company will vote its shares held in its respective Variable Account at the Meeting in accordance with instructions received from persons having a voting interest in the Variable Account. Those persons who have a voting interest at the close of business on May 18, 2009, will be entitled to submit instructions to their company.

Fund shares held in a Variable Account for which no timely instructions are received will be voted by the companies in proportion to the voting instructions that are received with respect to all contracts participating in a Variable Account.

Accordingly, if you wish to vote, you should complete the enclosed proxy card or voting instruction form as a participant in a Variable Account. All forms which are properly executed and received prior to the Meeting, and which are not revoked, will be voted as described above. If the enclosed voting instruction form is executed and returned, it may nevertheless be revoked at any time prior to the Meeting by written notification received by your company, by execution of a later-dated form received by your company, or by attending the Meeting and voting in person.

For a free copy of each fund's annual report for the fiscal year ended December 31, 2008, contact Fidelity at 1-877-208-0098, visit Fidelity's web site at www.advisor.fidelity.com, or write to FDC at 82 Devonshire Street, Boston, Massachusetts 02109.

VOTE REQUIRED: Approval of Proposal 2 requires the affirmative vote of a majority of the shares of an entire trust voted in person or by proxy at the Meeting, and a plurality of such shares is sufficient to elect Trustees pursuant to Proposal 1. With respect to Proposal 2, votes to ABSTAIN will have the same effect as votes cast AGAINST the Proposal. With respect to Proposal 1, votes to ABSTAIN will have no effect.

1. TO ELECT A BOARD OF TRUSTEES.

The purpose of this proposal is to elect a Board of Trustees. Pursuant to the trust's governing document, the Trustees have determined that the number of Trustees shall be fixed at eight. It is intended that the enclosed proxy will be voted for the nominees listed below unless such authority has been withheld in the proxy. A nominee shall be elected immediately upon shareholder approval.

Except for Michael E. Kenneally, all nominees are currently Trustees of the trust and have served in that capacity continuously since originally elected or appointed. James C. Curvey and Arthur E. Johnson were selected by the trust's Governance and Nominating Committee (see page <Click Here>) and were appointed to the Board on May 17, 2007 and August 1, 2008, respectively. Mr. Kenneally was selected by the trust's Governance and Nominating Committee (see page <Click Here>) and was appointed as a Member of the Advisory Board on November 20, 2008. Another executive officer of FMR recommended Mr. Curvey as a nominee. A third-party search firm retained by the Independent Trustees recommended Messrs. Johnson and Kenneally.

Except for Edward C. Johnson 3d and Messrs. Curvey and Kenneally, each of the nominees oversees [158] funds advised by FMR or an affiliate. Messrs. Johnson 3d and Curvey are currently Trustees overseeing [381] funds advised by FMR or an affiliate. Mr. Kenneally is currently a Trustee overseeing [33] funds advised by FMR or an affiliate and serves as a Member of the Advisory Board of [125] funds advised by FMR or an affiliate. Mr. Kenneally is currently a first-time nominee for Trustee for [125] funds advised by FMR or an affiliate.

In the election of Trustees, those nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected.

Interested Nominees*:

Correspondence intended for each Interested Nominee (that is, the nominees that are interested persons (as defined in the Investment Company Act of 1940 (1940 Act)) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation**
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1984

Trustee. Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL). Previously, Mr. Johnson served as President of FMR LLC (2006-2007). Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (73)

Year of Election or Appointment: 2007

Trustee. Mr. Curvey also serves as a Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Nominees have been determined to be "Interested" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Independent Nominees:

Correspondence intended for each Independent Nominee (that is, the nominees that are not Interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation**
Albert R. Gamper, Jr. (67)

Year of Election or Appointment: 2006

Trustee. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President. Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities), a member of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System. Previously, Mr. Gamper served as Chairman of the Board of Governors, Rutgers University (2004-2007).

Arthur E. Johnson (62)

Year of Election or Appointment: 2008

Trustee. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation (diversified power management, 2009-present) and AGL Resources, Inc. (holding company). Previously, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009), and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008). Mr. Arthur E. Johnson and Mr. Edward C. Johnson 3d are not related.

Michael E. Kenneally (55)

Year of Appointment to the Advisory Board: 2008

Member of the Advisory Board. Mr. Kenneally also serves as Trustee (2009-present) of other Fidelity Fixed Income and Asset Allocation Funds. Previously, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management (2003-2005). Mr. Kenneally was a Director of The Credit Suisse Funds (U.S. Mutual Fund, 2004-2008) and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (68)

Year of Election or Appointment: 2007

Trustee. Mr. Keyes serves as a member of the Boards of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines) and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions). Previously, Mr. Keyes served as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (62)

Year of Election or Appointment: 2001

Trustee. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director of McKesson Corporation (healthcare service). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California and the Foundation Board of the School of Architecture at the University of Virginia (2007-present). Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007).

Kenneth L. Wolfe (70)

Year of Election or Appointment: 2005

Trustee. Mr. Wolfe currently serves as a member of the Board of Revlon Inc. (2004-present). Previously Mr. Wolfe served as Chairman and a Director (2007-2009) and Chairman and Chief Executive Officer of Hershey Foods Corporation, and a member of the Boards of Adelphia Communications Corporation (telecommunications, 2003-2006) and Bausch & Lomb, Inc. (medical/pharmaceutical, 1993-2007).

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

[As of March 31, 2009, the nominees, Trustees and officers of the trust and each fund owned, in the aggregate, less than 1% of each fund's outstanding shares.]

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees. The Advisory Board Member holds office without limit in time except that any Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees.

The trust's Board, which is currently composed of 2 Interested and 5 Independent Trustees, met 11 times during the fiscal year ended December 31, 2008. It is expected that the Trustees will meet at least six times a year at regularly scheduled meetings. For additional information on the committees of the funds' Trustees, refer to the section entitled "Standing Committees of the Funds' Trustees" beginning on page <Click Here>.

The dollar range of equity securities beneficially owned as of March 31, 2009 by each nominee in each fund and in all funds in the aggregate within the same fund family overseen or to be overseen by the nominee is included in Appendix E.

Trustee compensation information for each fund covered by this proxy statement is included in Appendix F.

2. TO AMEND THE DECLARATION OF TRUST TO REDUCE THE REQUIRED QUORUM FOR FUTURE SHAREHOLDER MEETINGS.

The Declaration of Trust currently provides that a majority of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting. As amended, the Declaration of Trust (Article VIII, Section 3) would reduce the quorum required to one-third of the shares entitled to vote.

Lowering the quorum requirement will facilitate holding shareholder meetings to approve important matters necessary for the conduct of the trust's business, such as the election of Trustees. When not enough shareholders vote, the trust may be forced to adjourn meetings multiple times and incur the expense of additional shareholder solicitations and proxy solicitors in order to obtain the shareholder vote necessary to hold a meeting.

The reduced quorum requirement is not prohibited by Massachusetts or federal law. Most Fidelity trusts already have a quorum requirement of one-third of the shares entitled to vote, and this proposal is intended to bring Variable Insurance Products Fund V in line with other Fidelity trusts.

Although the lower quorum requirement will allow for the approval of some matters by shareholders constituting less than a majority of the outstanding shares, certain other proposals will still require a higher number of shares to be voted to meet the threshold required to approve the proposal. For example, the 1940 Act requires that certain items, such as management contracts and 12b-1 plans, be approved by a majority of a fund's outstanding voting securities. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The reduced quorum requirement will not affect such matters.

Shareholders have the right to vote on any Declaration of Trust amendment affecting their right to vote or on any matter submitted to the shareholders by the Trustees. On May 17, 2007, the Trustees approved the proposed amendment and also authorized its submission to the trust's shareholders for their approval.

If approved, Article VIII, Section 3 of the Declaration of Trust will be amended as follows (new language is underlined; language to be deleted is [bracketed]):

ARTICLE VIII
SHAREHOLDERS' VOTING POWERS AND MEETINGS

QUORUM AND REQUIRED VOTE

Section 3. Except when a higher quorum is required by any provision of this Declaration of Trust or the Bylaws, one-third [A majority] of Shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of this Declaration of Trust permits or requires that holders of any Series or Class shall vote as a Series or Class then one-third [a majority] of the aggregate number of Shares of that Series or Class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series or Class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required by applicable law or by any provision of this Declaration of Trust or the Bylaws, if any, a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust permits or requires that the holders of any Series or Class shall vote as a Series or Class, then a majority of the Shares of that Series or Class voted on the matter shall decide that matter insofar as that Series or Class is concerned. Shareholders may act by unanimous written consent. Actions taken by a Series or Class may be consented to unanimously in writing by Shareholders of that Series or Class.

Conclusion. The Board of Trustees of the trust has concluded that the proposal will benefit the trust and its shareholders. The Trustees recommend voting FOR the proposal. The amended Declaration of Trust will become effective upon shareholder approval. If the proposal is not approved by shareholders of the trust, the Declaration of Trust will remain unchanged.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ADVISORY BOARD MEMBER AND EXECUTIVE OFFICERS OF THE FUNDS

Michael E. Kenneally is a Member of the Advisory Board of the trust. The executive officers of the funds include: Paul M. Murphy, Robert G. Byrnes, Gary W. Ryan, Scott C. Goebel, Holly C. Laurent, Christine Reynolds, Bryan A. Mehrmann, Stephanie J. Dorsey, Boyce I. Greer, John R. Hebble, Charles S. Morrison, and Michael H. Whitaker. Additional information about Mr. Kenneally can be found in Proposal 1. Additional information about executive officers of the funds can be found in the following table.

The executive officers and Advisory Board Member hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Correspondence intended for each executive officer may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109. Correspondence intended for Mr. Kenneally may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation*
John R. Hebble (50)
Year of Election or Appointment: 2008 President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Hebble is an employee of Fidelity Investments.
Boyce I. Greer (53)

Year of Election or Appointment: 2005 or 2006

Vice President of Fidelity's Fixed Income Funds (2006) and Asset Allocation Funds (2005). Mr. Greer is also a Trustee of other investment companies advised by FMR. Mr. Greer is President and a Director of Strategic Advisers, Inc. (2008-present), President and a Director of Fidelity Investments Money Management, Inc. (2007-present), and an Executive Vice President of FMR and FMR Co., Inc. (2005-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005).

Charles S. Morrison (48)

Year of Election or Appointment: 2005

Vice President of Fidelity's Money Market Funds. Mr. Morrison also serves as Senior Vice President, Money Market Group Leader of FMR and as Executive Vice President of Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Morrison served as Vice President of Fidelity's Bond Funds and certain Balanced, and Asset Allocation Funds.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of FDC (2005-2007).

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Michael H. Whitaker (42)

Year of Election or Appointment: 2008

Chief Compliance Officer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Whitaker is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Stephanie J. Dorsey (39)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Ms. Dorsey is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments. Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005).

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

STANDING COMMITTEES OF THE FUNDS' TRUSTEES

Correspondence intended for each Independent Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each Interested Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts, 02109. The current process for collecting and organizing shareholder communications requires that the Board of Trustees receive copies of all communications addressed to it. All communications addressed to the Board of Trustees or any individual Trustee are logged and sent to the Board or individual Trustee. The funds do not hold annual meetings and therefore do not have a policy with regard to Trustees' attendance at such meetings. However, as a matter of practice, at least one Trustee attends special meetings.

The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. The committees facilitate the timely and efficient consideration of all matters of importance to Independent Trustees, each fund, and fund shareholders and facilitate compliance with legal and regulatory requirements. Currently, the Board of Trustees has three standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Wolfe currently serving as Chair. The committee normally meets at least six times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and FMR and its affiliates. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds' Chief Compliance Officer (CCO). The committee (i) serves as the primary point of contact for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO's compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended December 31, 2008, the committee held 21 meetings.

The Audit Committee is composed of all of the Independent Trustees, with Ms. Knowles currently serving as Chair. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the Securities and Exchange Commission (SEC). The committee normally meets four times a year, or more frequently as called by the Chair. The committee meets separately at least annually with the funds' Treasurer, with the funds' Chief Financial Officer (CFO), with personnel responsible for the internal audit function of FMR LLC, and with the funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the funds. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process, will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' outside auditor, internal audit personnel of FMR LLC and, as appropriate, legal counsel the results of audits of the funds' financial statements. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended December 31, 2008, the committee held nine meetings.

The Governance and Nominating Committee is composed of Messrs. Wolfe (Chair) and Gamper, and Ms. Knowles. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of FMR or its affiliates within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of FMR and its affiliates; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. The Governanace and Nominating Committee's charter is available at the "Inside Fidelity" link on www.fidelity.com. During the fiscal year ended December 31, 2008, the committee held nine meetings.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The firm of PricewaterhouseCoopers LLP (PwC) or Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities"), has been selected as the independent registered public accounting firm for the funds, as indicated in Appendix A. PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, have confirmed to the Audit Committee that they are the independent registered public accounting firms with respect to the funds.

The independent registered public accounting firms examine annual financial statements for the funds and provide other audit-related, non-audit, and tax-related services to the funds. Representatives of PwC and Deloitte Entities are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to FMR and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided. All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Fees and Services

Appendix I presents fees billed by PwC and Deloitte Entities in each of the last two fiscal years for services rendered to the funds.

Appendix J presents fees billed by PwC and Deloitte Entities that were required to be approved by the trust's Audit Committee for services that relate directly to the operations and financial reporting of the funds and that are rendered on behalf of Fund Service Providers.

Appendix K presents the aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the funds and any Fund Service Provider for each of the last two fiscal years of the funds.

There were no non-audit services approved or required to be approved by the trust's Audit Committee pursuant to the de minimis exception during the funds' last two fiscal years relating to services provided to (i) the funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the funds.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Fund, attention "Fund Shareholder Meetings," 82 Devonshire Street, Mailzone V10A, Boston, Massachusetts 02109. Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. Persons named as proxies for any subsequent shareholder meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

NOTICE TO INSURANCE COMPANIES

Please advise the trust, in care of Client Services at 1-877-208-0098, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the variable contract owners of the respective shares.

APPENDIX A

Funds and investment advisers:

VARIABLE INSURANCE PRODUCTS FUND V:
Asset Manager Portfolio[1,3]
Asset Manager: Growth Portfolio[1,3]
Freedom Income Portfolio[2,3]
Freedom 2005 Portfolio[2,3]
Freedom 2010 Portfolio[2,3]
Freedom 2015 Portfolio[2,3]
Freedom 2020 Portfolio[2,3]
Freedom 2025 Portfolio[2,3]
Freedom 2030 Portfolio[2,3]
Freedom 2035 Portfolio[2,3]
Freedom 2040 Portfolio[2,3]
Freedom 2045 Portfolio[2,3]
Freedom 2050 Portfolio[2,3]
Freedom Lifetime Income I Portfolio[2,3]
Freedom Lifetime Income II Portfolio[2,3]
Freedom Lifetime Income III Portfolio[2,3]
FundsManager 20% Portfolio[2,4]
FundsManager 50% Portfolio[2,4]
FundsManager 60% Portfolio[2,4]
FundsManager 70% Portfolio[2,4]
FundsManager 85% Portfolio[2,4]
Investment Grade Bond Portfolio[1,3]
Investor Freedom Income® Portfolio[2,4]
Investor Freedom® 2005 Portfolio[2,4]
Investor Freedom 2010 Portfolio[2,4]
Investor Freedom 2015 Portfolio[2,4]
Investor Freedom 2020 Portfolio[2,4]
Investor Freedom 2025 Portfolio[2,4]
Investor Freedom 2030 Portfolio[2,4]
Money Market Portfolio[1,4]
Strategic Income Portfolio[1,4]

1 FMR serves as investment adviser.

2 Strategic Advisers serves as investment adviser.

3 Deloitte Entities serves as registered public accountant.

4 PwC serves as registered public accountant.

APPENDIX B

Current expense caps (which are voluntary and can be discontinued at any time unless indicated otherwise) providing for reimbursement of the fund or class, as applicable, to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of average net assets, exceed the following rates, are as follows:

Fund/Class Name	Current Expense Cap (in basis points)
Asset Manager Portfolio: Initial Class	80
Asset Manager Portfolio: Investor Class	88
Asset Manager Portfolio: Service Class	90
Asset Manager Portfolio: Service Class 2	105
Asset Manager: Growth Portfolio: Initial Class	85
Asset Manager: Growth Portfolio: Investor Class	93
Asset Manager: Growth Portfolio: Service Class	95
Asset Manager: Growth Portfolio: Service Class 2	110
Investment Grade Bond Portfolio	45
Investment Grade Bond Portfolio: Investor Class	45
Investment Grade Bond Portfolio: Service Class	55
Investment Grade Bond Portfolio: Service Class 2	70
Money Market Portfolio	40
Money Market Portfolio: Investor Class	43
Money Market Portfolio: Service Class	50
Money Market Portfolio: Service Class 2	65
Strategic Income Portfolio: Initial Class	75
Strategic Income Portfolio: Investor Class	80
Strategic Income Portfolio: Service Class	85
Strategic Income Portfolio: Service Class 2	100

APPENDIX C

Fund/class	Number of Shares as of 3/31/09
Asset Manager Portfolio: Initial Class
Asset Manager Portfolio: Investor Class
Asset Manager Portfolio: Service Class
Asset Manager Portfolio: Service Class 2
Asset Manager: Growth Portfolio: Initial Class
Asset Manager: Growth Portfolio: Investor Class
Asset Manager: Growth Portfolio: Service Class
Asset Manager: Growth Portfolio: Service Class 2
Freedom Income Portfolio: Initial Class
Freedom Income Portfolio: Service Class
Freedom Income Portfolio: Service Class 2
Freedom 2005 Portfolio: Initial Class
Freedom 2005 Portfolio: Service Class
Freedom 2005 Portfolio: Service Class 2
Freedom 2010 Portfolio: Initial Class
Freedom 2010 Portfolio: Service Class
Freedom 2010 Portfolio: Service Class 2
Freedom 2015 Portfolio: Initial Class
Freedom 2015 Portfolio: Service Class
Freedom 2015 Portfolio: Service Class 2
Freedom 2020 Portfolio: Initial Class
Freedom 2020 Portfolio: Service Class
Freedom 2020 Portfolio: Service Class 2
Freedom 2025 Portfolio: Initial Class
Freedom 2025 Portfolio: Service Class
Freedom 2025 Portfolio: Service Class 2
Freedom 2030 Portfolio: Initial Class
Freedom 2030 Portfolio: Service Class
Freedom 2030 Portfolio: Service Class 2
Freedom 2035 Portfolio: Initial ClassA
Freedom 2035 Portfolio: Service ClassA
Freedom 2035 Portfolio: Service Class 2A
Freedom 2040 Portfolio: Initial ClassB
Freedom 2040 Portfolio: Service ClassB
Freedom 2040 Portfolio: Service Class 2B
Freedom 2045 Portfolio: Initial ClassC
Freedom 2045 Portfolio: Service ClassC
Freedom 2045 Portfolio: Service Class 2C
Freedom 2050 Portfolio: Initial ClassD
Freedom 2050 Portfolio: Service ClassD
Freedom 2050 Portfolio: Service Class 2D
Freedom Lifetime Income I Portfolio: Investor Class
Freedom Lifetime Income II Portfolio: Investor Class
Freedom Lifetime Income III Portfolio: Investor Class
FundsManager 20% Portfolio: Investor Class
FundsManager 20% Portfolio: Service Class
FundsManager 20% Portfolio: Service Class 2
FundsManager 50% Portfolio: Investor Class
FundsManager 50% Portfolio: Service Class
FundsManager 50% Portfolio: Service Class 2
FundsManager 60% Portfolio: Investor Class
FundsManager 60% Portfolio: Service Class
FundsManager 60% Portfolio: Service Class 2
FundsManager 70% Portfolio: Investor Class
FundsManager 70% Portfolio: Service Class
FundsManager 70% Portfolio: Service Class 2
FundsManager 85% Portfolio: Investor Class
FundsManager 85% Portfolio: Service Class
FundsManager 85% Portfolio: Service Class 2
Investment Grade Bond Portfolio
Investment Grade Bond Portfolio: Investor Class
Investment Grade Bond Portfolio: Service Class
Investment Grade Bond Portfolio: Service Class 2
Investor Freedom Income Portfolio: Investor Class
Investor Freedom 2005 Portfolio: Investor Class
Investor Freedom 2010 Portfolio: Investor Class
Investor Freedom 2015 Portfolio: Investor Class
Investor Freedom 2020 Portfolio: Investor Class
Investor Freedom 2025 Portfolio: Investor Class
Investor Freedom 2030 Portfolio: Investor Class
Money Market Portfolio
Money Market Portfolio: Investor Class
Money Market Portfolio: Service Class
Money Market Portfolio: Service Class 2
Strategic Income Portfolio: Initial Class
Strategic Income Portfolio: Investor Class
Strategic Income Portfolio: Service Class
Strategic Income Portfolio: Service Class 2

A Freedom 2035 Portfolio commenced operations on April 8, 2009.

B Freedom 2040 Portfolio commenced operations on April 8, 2009.

C Freedom 2045 Portfolio commenced operations on April 8, 2009.

D Freedom 2050 Portfolio commenced operations on April 8, 2009.

APPENDIX D

Record and/or beneficial ownership as of 3/31/09:
Fund/Class Name	Owner Name	City	State	Ownership %
Asset Manager Portfolio: Initial Class
Asset Manager Portfolio: Investor Class
Asset Manager Portfolio: Service Class
Asset Manager Portfolio: Service Class 2
Asset Manager: Growth Portfolio: Initial Class
Asset Manager: Growth Portfolio: Investor Class
Asset Manager: Growth Portfolio: Service Class
Asset Manager: Growth Portfolio: Service Class 2
Freedom Income Portfolio: Initial Class
Freedom Income Portfolio: Service Class
Freedom Income Portfolio: Service Class 2
Freedom 2005 Portfolio: Initial Class
Freedom 2005 Portfolio: Service Class
Freedom 2005 Portfolio: Service Class 2
Freedom 2010 Portfolio: Initial Class
Freedom 2010 Portfolio: Service Class
Freedom 2010 Portfolio: Service Class 2
Freedom 2015 Portfolio: Initial Class
Freedom 2015 Portfolio: Service Class
Freedom 2015 Portfolio: Service Class 2
Freedom 2020 Portfolio: Initial Class
Freedom 2020 Portfolio: Service Class
Freedom 2020 Portfolio: Service Class 2
Freedom 2025 Portfolio: Initial Class
Freedom 2025 Portfolio: Service Class
Freedom 2025 Portfolio: Service Class 2
Freedom 2030 Portfolio: Initial Class
Freedom 2030 Portfolio: Service Class
Freedom 2030 Portfolio: Service Class 2
Freedom 2035 Portfolio: Initial ClassA	--	--	--	--
Freedom 2035 Portfolio: Service ClassA	--	--	--	--
Freedom 2035 Portfolio: Service Class 2A	--	--	--	--
Freedom 2040 Portfolio: Initial ClassB	--	--	--	--
Freedom 2040 Portfolio: Service ClassB	--	--	--	--
Freedom 2040 Portfolio: Service Class 2B	--	--	--	--
Freedom 2045 Portfolio: Initial ClassC	--	--	--	--
Freedom 2045 Portfolio: Service ClassC	--	--	--	--
Freedom 2045 Portfolio: Service Class 2C	--	--	--	--
Freedom 2050 Portfolio: Initial ClassD	--	--	--	--
Freedom 2050 Portfolio: Service ClassD	--	--	--	--
Freedom 2050 Portfolio: Service Class 2D	--	--	--	--
Freedom Lifetime Income I Portfolio: Investor Class
Freedom Lifetime Income II Portfolio: Investor Class
Freedom Lifetime Income III Portfolio: Investor Class
FundsManager 20% Portfolio: Investor Class
FundsManager 20% Portfolio: Service Class
FundsManager 20% Portfolio: Service Class 2
FundsManager 50% Portfolio: Investor Class
FundsManager 50% Portfolio: Service Class
FundsManager 50% Portfolio: Service Class 2
FundsManager 60% Portfolio: Investor Class
FundsManager 60% Portfolio: Service Class
FundsManager 60% Portfolio: Service Class 2
FundsManager 70% Portfolio: Investor Class
FundsManager 70% Portfolio: Service Class
FundsManager 70% Portfolio: Service Class 2
FundsManager 85% Portfolio: Investor Class
FundsManager 85% Portfolio: Service Class
FundsManager 85% Portfolio: Service Class 2
Investment Grade Bond Portfolio
Investment Grade Bond Portfolio: Investor Class
Investment Grade Bond Portfolio: Service Class
Investment Grade Bond Portfolio: Service Class 2
Investor Freedom 2005 Portfolio: Investor Class
Investor Freedom 2010 Portfolio: Investor Class
Investor Freedom 2015 Portfolio: Investor Class
Investor Freedom 2020 Portfolio: Investor Class
Investor Freedom 2025 Portfolio: Investor Class
Investor Freedom 2030 Portfolio: Investor Class
Investor Freedom Income Portfolio: Investor Class
Money Market Portfolio
Money Market Portfolio: Investor Class
Money Market Portfolio: Service Class
Money Market Portfolio: Service Class 2
Strategic Income Portfolio: Initial Class
Strategic Income Portfolio: Investor Class
Strategic Income Portfolio: Service Class
Strategic Income Portfolio: Service Class 2

A Freedom 2035 Portfolio commenced operations on April 8, 2009.

B Freedom 2040 Portfolio commenced operations on April 8, 2009.

C Freedom 2045 Portfolio commenced operations on April 8, 2009.

D Freedom 2050 Portfolio commenced operations on April 8, 2009.

APPENDIX E

Interested Nominees
Dollar range of fund shares as of 3/31/09	Edward C. Johnson 3d	James C. Curvey
Asset Manager Portfolio	none	none
Asset Manager: Growth Portfolio	none	none
Freedom Income Portfolio	none	none
Freedom 2005 Portfolio	none	none
Freedom 2010 Portfolio	none	none
Freedom 2015 Portfolio	none	none
Freedom 2020 Portfolio	none	none
Freedom 2025 Portfolio	none	none
Freedom 2030 Portfolio	none	none
Freedom 2035 PortfolioA	--	--
Freedom 2040 PortfolioB	--	--
Freedom 2045 PortfolioC	--	--
Freedom 2050 PortfolioD	--	--
Freedom Lifetime Income I Portfolio	none	none
Freedom Lifetime Income II Portfolio	none	none
Freedom Lifetime Income III Portfolio	none	none
FundsManager 20% Portfolio	none	none
FundsManager 50% Portfolio	none	none
FundsManager 60% Portfolio	none	none
FundsManager 70% Portfolio	none	none
FundsManager 85% Portfolio	none	none
Investment Grade Bond Portfolio	none	none
Investor Freedom Income Portfolio	none	none
Investor Freedom 2005 Portfolio	none	none
Investor Freedom 2010 Portfolio	none	none
Investor Freedom 2015 Portfolio	none	none
Investor Freedom 2020 Portfolio	none	none
Investor Freedom 2025 Portfolio	none	none
Investor Freedom 2030 Portfolio	none	none
Money Market Portfolio	none	none
Strategic Income Portfolio	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000
Independent Nominees
Dollar range of fund shares as of 3/31/09	Albert R. Gamper, Jr.	Arthur E. Johnson	Michael E. Kenneally
Asset Manager Portfolio	none	none	none
Asset Manager: Growth Portfolio	none	none	none
Freedom Income Portfolio	none	none	none
Freedom 2005 Portfolio	none	none	none
Freedom 2010 Portfolio	none	none	none
Freedom 2015 Portfolio	none	none	none
Freedom 2020 Portfolio	none	none	none
Freedom 2025 Portfolio	none	none	none
Freedom 2030 Portfolio	none	none	none
Freedom 2035 PortfolioA	--	--	--
Freedom 2040 PortfolioB	--	--	--
Freedom 2045 PortfolioC	--	--	--
Freedom 2050 PortfolioD	--	--	--
Freedom Lifetime Income I Portfolio	none	none	none
Freedom Lifetime Income II Portfolio	none	none	none
Freedom Lifetime Income III Portfolio	none	none	none
FundsManager 20% Portfolio	none	none	none
FundsManager 50% Portfolio	none	none	none
FundsManager 60% Portfolio	none	none	none
FundsManager 70% Portfolio	none	none	none
FundsManager 85% Portfolio	none	none	none
Investment Grade Bond Portfolio	none	none	none
Investor Freedom Income Portfolio	none	none	none
Investor Freedom 2005 Portfolio	none	none	none
Investor Freedom 2010 Portfolio	none	none	none
Investor Freedom 2015 Portfolio	none	none	none
Investor Freedom 2020 Portfolio	none	none	none
Investor Freedom 2025 Portfolio	none	none	none
Investor Freedom 2030 Portfolio	none	none	none
Money Market Portfolio	none	none	none
Strategic Income Portfolio	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	$50,000 - $100,000	none
Independent Nominees
Dollar range of fund shares as of 3/31/09	James H. Keyes	Marie L. Knowles	Kenneth L. Wolfe
Asset Manager Portfolio	none	none	none
Asset Manager: Growth Portfolio	none	none	none
Freedom Income Portfolio	none	none	none
Freedom 2005 Portfolio	none	none	none
Freedom 2010 Portfolio	none	none	none
Freedom 2015 Portfolio	none	none	none
Freedom 2020 Portfolio	none	none	none
Freedom 2025 Portfolio	none	none	none
Freedom 2030 Portfolio	none	none	none
Freedom 2035 PortfolioA	--	--	--
Freedom 2040 PortfolioB	--	--	--
Freedom 2045 PortfolioC	--	--	--
Freedom 2050 PortfolioD	--	--	--
Freedom Lifetime Income I Portfolio	none	none	none
Freedom Lifetime Income II Portfolio	none	none	none
Freedom Lifetime Income III Portfolio	none	none	none
FundsManager 20% Portfolio	none	none	none
FundsManager 50% Portfolio	none	none	none
FundsManager 60% Portfolio	none	none	none
FundsManager 70% Portfolio	none	none	none
FundsManager 85% Portfolio	none	none	none
Investment Grade Bond Portfolio	none	none	none
Investor Freedom Income Portfolio	none	none	none
Investor Freedom 2005 Portfolio	none	none	none
Investor Freedom 2010 Portfolio	none	none	none
Investor Freedom 2015 Portfolio	none	none	none
Investor Freedom 2020 Portfolio	none	none	none
Investor Freedom 2025 Portfolio	none	none	none
Investor Freedom 2030 Portfolio	none	none	none
Money Market Portfolio	none	none	none
Strategic Income Portfolio	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	$50,001 - $100,000	over $100,000	over $100,000

A Freedom 2035 Portfolio commenced operations on April 8, 2009.

B Freedom 2040 Portfolio commenced operations on April 8, 2009.

C Freedom 2045 Portfolio commenced operations on April 8, 2009.

D Freedom 2050 Portfolio commenced operations on April 8, 2009.

APPENDIX F

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal year ended December 31, 2008.

Compensation Table[1]

AGGREGATE COMPENSATION FROM A FUND

Albert R. Gamper, Jr.

Arthur E. Johnson[2]

Michael E. Kenneally[3]

James H. Keyes

Marie L. Knowles

Kenneth L. Wolfe

Asset Manager PortfolioB	$ 635	$ 626	$ 110	$ 638	$ 686	$ 711
Asset Manager: Growth Portfolio	$ 82	$ 81	$ 14	$ 83	$ 89	$ 92
Freedom Income Portfolio	$ 6	$ 6	$ 1	$ 6	$ 6	$ 7
Freedom 2005 Portfolio	$ 3	$ 3	$ 1	$ 3	$ 3	$ 3
Freedom 2010 Portfolio	$ 45	$ 44	$ 9	$ 45	$ 48	$ 51
Freedom 2015 Portfolio	$ 23	$ 22	$ 5	$ 23	$ 24	$ 25
Freedom 2020 Portfolio	$ 67	$ 66	$ 13	$ 67	$ 72	$ 75
Freedom 2025 Portfolio	$ 7	$ 7	$ 1	$ 7	$ 8	$ 8
Freedom 2030 Portfolio	$ 22	$ 22	$ 4	$ 22	$ 24	$ 25
Freedom 2035 PortfolioC+	$ 1	$ 1	$ 1	$ 1	$ 1	$ 2
Freedom 2040 PortfolioD+	$ 1	$ 1	$ 1	$ 1	$ 1	$ 1
Freedom 2045 PortfolioE+	$ 1	$ 1	$ 1	$ 1	$ 1	$ 1
Freedom 2050 PortfolioF+	$ 1	$ 1	$ 1	$ 1	$ 1	$ 1
Freedom Lifetime Income I Portfolio	$ 4	$ 4	$ 1	$ 4	$ 4	$ 4
Freedom Lifetime Income II Portfolio	$ 7	$ 7	$ 1	$ 7	$ 8	$ 8
Freedom Lifetime Income III Portfolio	$ 3	$ 3	$ 1	$ 3	$ 3	$ 4
FundsManager 20% Portfolio	$ 55	$ 54	$ 13	$ 55	$ 59	$ 62
FundsManager 50% Portfolio	$ 144	$ 141	$ 29	$ 144	$ 155	$ 162
FundsManager 60% Portfolio	$ 145	$ 141	$ 44	$ 145	$ 156	$ 168
FundsManager 70% Portfolio	$ 157	$ 155	$ 29	$ 158	$ 170	$ 177
FundsManager 85% Portfolio	$ 60	$ 59	$ 11	$ 60	$ 65	$ 67
Investment Grade Bond Portfolio	$ 1,008	$ 991	$ 217	$ 1,012	$ 1,089	$ 1,136
Investor Freedom Income Portfolio	$ 8	$ 8	$ 2	$ 8	$ 8	$ 9
Investor Freedom 2005 Portfolio	$ 3	$ 3	$ 1	$ 3	$ 3	$ 3
Investor Freedom 2010 Portfolio	$ 21	$ 21	$ 4	$ 21	$ 23	$ 24
Investor Freedom 2015 Portfolio	$ 22	$ 22	$ 4	$ 22	$ 24	$ 25
Investor Freedom 2020 Portfolio	$ 28	$ 28	$ 5	$ 28	$ 30	$ 32
Investor Freedom 2025 Portfolio	$ 10	$ 10	$ 2	$ 10	$ 11	$ 11
Investor Freedom 2030 Portfolio	$ 12	$ 12	$ 2	$ 12	$ 13	$ 14
Money Market PortfolioG	$ 1,420	$ 1,394	$ 367	$ 1,425	$ 1,534	$ 1,611
Strategic Income Portfolio	$ 147	$ 144	$ 31	$ 147	$ 158	$ 166
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 405,583	$ 402,083	$ 62,167	$ 408,083	$ 437,500	$ 442,333

1 Edward C. Johnson 3d and James C. Curvey are interested persons and are compensated by FMR.

2 For the period January 1, 2008 through July 31, 2008, Mr. Arthur E. Johnson served as a Member of the Advisory Board. Effective August 1, 2008, Mr. Johnson serves as a member of the Board of Trustees.

3 Effective November 20, 2008, Mr. Kenneally serves as a Member of the Advisory Board.

+ Estimated for the fund's first full year.

A Reflects compensation received for the period January 1, 2008 through July 31, 2008 for 377 funds of 58 trusts (including Fidelity Central Investment Portfolios LLC and Fidelity Central Investment Portfolios II LLC) and for the period August 1, 2008 through December 31, 2008 for 159 funds of 29 trusts (including Fidelity Central Investment Portfolios II LLC). Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2008, the Trustees accrued required deferred compensation from the funds as follows: Albert R. Gamper, Jr., $169,792; Arthur E. Johnson, $67,708; James H. Keyes, $169,792; Marie L. Knowles, $183,750; and Kenneth L. Wolfe, $185,417.

B Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Albert R. Gamper, Jr., $220; James H. Keyes, $220; Marie L. Knowles, $239; and Kenneth L. Wolfe, $220.

C Freedom 2035 Portfolio commenced operations on April 8, 2009.

D Freedom 2040 Portfolio commenced operations on April 8, 2009.

E Freedom 2045 Portfolio commenced operations on April 8, 2009.

F Freedom 2050 Portfolio commenced operations on April 8, 2009.

G Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Albert R. Gamper, Jr., $526; Arthur E. Johnson, $526; James H. Keyes, $526; Marie L. Knowles, $566; and Kenneth L. Wolfe, $647.

APPENDIX G

Audit Fees. The aggregate Audit Fees billed by PwC or Deloitte Entities, as applicable, for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the funds and for all funds in the Fidelity Group of Funds:

Funds	FYE	2008 Fiscal YearA	2007 Fiscal YearA
	12/31
Asset Manager Portfolio		$53,000	$54,000
Asset Manager: Growth Portfolio		$52,000	$52,000
Freedom Income Portfolio		$21,000	$19,000
Freedom 2005 Portfolio		$21,000	$18,000
Freedom 2010 Portfolio		$21,000	$18,000
Freedom 2015 Portfolio		$21,000	$18,000
Freedom 2020 Portfolio		$21,000	$18,000
Freedom 2025 Portfolio		$21,000	$18,000
Freedom 2030 Portfolio		$21,000	$18,000
Freedom 2035 PortfolioB		--	--
Freedom 2040 PortfolioC		--	--
Freedom 2045 PortfolioD		--	--
Freedom 2050 PortfolioE		--	--
Freedom Lifetime Income I Portfolio		$21,000	$16,000
Freedom Lifetime Income II Portfolio		$21,000	$16,000
Freedom Lifetime Income III Portfolio		$21,000	$16,000
FundsManager 20% Portfolio		$28,000	$23,000
FundsManager 50% Portfolio		$28,000	$24,000
FundsManager 60% Portfolio		$22,000	$20,000F
FundsManager 70% Portfolio		$28,000	$24,000
FundsManager 85% Portfolio		$28,000	$23,000
Investment Grade Bond Portfolio		$33,000	$38,000
Investor Freedom Income Portfolio		$28,000	$24,000
Investor Freedom 2005 Portfolio		$28,000	$24,000
Investor Freedom 2010 Portfolio		$28,000	$24,000
Investor Freedom 2015 Portfolio		$28,000	$24,000
Investor Freedom 2020 Portfolio		$28,000	$24,000
Investor Freedom 2025 Portfolio		$28,000	$24,000
Investor Freedom 2030 Portfolio		$28,000	$24,000
Money Market Portfolio		$52,000	$44,000
Strategic Income Portfolio		$63,000	$53,000
All funds in the Fidelity Group of Funds audited by PwC
All funds in the Fidelity Group of Funds audited by Deloitte Entities

A Aggregate amounts may reflect rounding.

B Freedom 2035 Portfolio commenced operations on April 8, 2009.

C Freedom 2040 Portfolio commenced operations on April 8, 2009.

D Freedom 2045 Portfolio commenced operations on April 8, 2009.

E Freedom 2050 Portfolio commenced operations on April 8, 2009.

F FundsManager 60% Portfolio commenced operations on August 22, 2007.

APPENDIX H

Tax Fees

The aggregate Tax Fees billed by PwC or Deloitte Entities, as applicable, for professional services rendered for tax compliance, tax advice, and tax planning for each fund:

Funds	FYE	2008 Fiscal YearA	2007 Fiscal YearA
	12/31
Asset Manager Portfolio		$6,700	$6,200
Asset Manager: Growth Portfolio		$4,600	$4,200
Freedom Income Portfolio		$4,600	$4,200
Freedom 2005 Portfolio		$4,600	$4,200
Freedom 2010 Portfolio		$4,600	$4,200
Freedom 2015 Portfolio		$4,600	$4,200
Freedom 2020 Portfolio		$4,600	$4,200
Freedom 2025 Portfolio		$4,600	$4,200
Freedom 2030 Portfolio		$4,600	$4,200
Freedom 2035 PortfolioB		--	--
Freedom 2040 PortfolioC		--	--
Freedom 2045 PortfolioD		--	--
Freedom 2050 PortfolioE		--	--
Freedom Lifetime Income I Portfolio		$4,600	$4,200
Freedom Lifetime Income II Portfolio		$4,600	$4,200
Freedom Lifetime Income III Portfolio		$4,600	$4,200
FundsManager 20% Portfolio		$4,500	$1,600
FundsManager 50% Portfolio		$4,500	$1,600
FundsManager 60% Portfolio		$2,700	$1,600F
FundsManager 70% Portfolio		$4,500	$1,600
FundsManager 85% Portfolio		$4,500	$1,600
Investment Grade Bond Portfolio		$5,700	$5,200
Investor Freedom Income Portfolio		$4,500	$1,700
Investor Freedom 2005 Portfolio		$4,500	$1,700
Investor Freedom 2010 Portfolio		$4,500	$1,700
Investor Freedom 2015 Portfolio		$4,500	$1,700
Investor Freedom 2020 Portfolio		$4,500	$1,700
Investor Freedom 2025 Portfolio		$4,500	$1,700
Investor Freedom 2030 Portfolio		$4,500	$1,700
Money Market Portfolio		$4,100	$1,900
Strategic Income Portfolio		$5,100	$2,700

A Aggregate amounts may reflect rounding.

B Freedom 2035 Portfolio commenced operation on April 8, 2009.

C Freedom 2040 Portfolio commenced operation on April 8, 2009.

D Freedom 2045 Portfolio commenced operation on April 8, 2009.

E Freedom 2045 Portfolio commenced operation on April 8, 2009.

F FundsManager 60% Portfolio commenced operation on August 22, 2007.

APPENDIX I

Fees billed by PwC and Deloitte Entities in each of the last two fiscal years for services rendered to the funds are shown below. Appendix A identifies the independent registered public accounting firm for each fund.

December 31, 2008 feesA	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Asset Manager Portfolio	$53,000	$0	$6,700	$0
Asset Manager: Growth Portfolio	$52,000	$0	$4,600	$0
Freedom Income Portfolio	$21,000	$0	$4,600	$0
Freedom 2005 Portfolio	$21,000	$0	$4,600	$0
Freedom 2010 Portfolio	$21,000	$0	$4,600	$0
Freedom 2015 Portfolio	$21,000	$0	$4,600	$0
Freedom 2020 Portfolio	$21,000	$0	$4,600	$0
Freedom 2025 Portfolio	$21,000	$0	$4,600	$0
Freedom 2030 Portfolio	$21,000	$0	$4,600	$0
Freedom 2035 PortfolioC	--	--	--	--
Freedom 2040 PortfolioD	--	--	--	--
Freedom 2045 PortfolioE	--	--	--	--
Freedom 2050 PortfolioF	--	--	--	--
Freedom Lifetime Income I Portfolio	$21,000	$0	$4,600	$0
Freedom Lifetime Income II Portfolio	$21,000	$0	$4,600	$0
Freedom Lifetime Income III Portfolio	$21,000	$0	$4,600	$0
FundsManager 20% Portfolio	$28,000	$0	$4,500	$1,000
FundsManager 50% Portfolio	$28,000	$0	$4,500	$1,100
FundsManager 60% Portfolio	$22,000	$0	$2,700	$1,000
FundsManager 70% Portfolio	$28,000	$0	$4,500	$1,100
FundsManager 85% Portfolio	$28,000	$0	$4,500	$1,000
Investment Grade Bond Portfolio	$33,000	$0	$5,700	$0
Investor Freedom Income Portfolio	$28,000	$0	$4,500	$800
Investor Freedom 2005 Portfolio	$28,000	$0	$4,500	$800
Investor Freedom 2010 Portfolio	$28,000	$0	$4,500	$800
Investor Freedom 2015 Portfolio	$28,000	$0	$4,500	$800
Investor Freedom 2020 Portfolio	$28,000	$0	$4,500	$800
Investor Freedom 2025 Portfolio	$28,000	$0	$4,500	$800
Investor Freedom 2030 Portfolio	$28,000	$0	$4,500	$800
Money Market Portfolio	$52,000	$0	$4,100	$3,700
Strategic Income Portfolio	$63,000	$0	$5,100	$1,700
December 31, 2007 feesA	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Asset Manager Portfolio	$54,000	$0	$6,200	$0
Asset Manager: Growth Portfolio	$52,000	$0	$4,200	$0
Freedom Income Portfolio	$19,000	$0	$4,200	$0
Freedom 2005 Portfolio	$18,000	$0	$4,200	$0
Freedom 2010 Portfolio	$18,000	$0	$4,200	$0
Freedom 2015 Portfolio	$18,000	$0	$4,200	$0
Freedom 2020 Portfolio	$18,000	$0	$4,200	$0
Freedom 2025 Portfolio	$18,000	$0	$4,200	$0
Freedom 2030 Portfolio	$18,000	$0	$4,200	$0
Freedom 2035 PortfolioC	--	--	--	--
Freedom 2040 PortfolioD	--	--	--	--
Freedom 2045 PortfolioE	--	--	--	--
Freedom 2050 PortfolioF	--	--	--	--
Freedom Lifetime Income I Portfolio	$16,000	$0	$4,200	$0
Freedom Lifetime Income II Portfolio	$16,000	$0	$4,200	$0
Freedom Lifetime Income III Portfolio	$16,000	$0	$4,200	$0
FundsManager 20% Portfolio	$23,000	$0	$1,600	$1,200
FundsManager 50% Portfolio	$24,000	$0	$1,600	$1,300
FundsManager 60% PortfolioG	$20,000	$0	$1,600	$200
FundsManager 70% Portfolio	$24,000	$0	$1,600	$1,400
FundsManager 85% Portfolio	$23,000	$0	$1,600	$1,300
Investment Grade Bond Portfolio	$38,000	$0	$5,200	$0
Investor Freedom Income Portfolio	$24,000	$0	$1,700	$900
Investor Freedom 2005 Portfolio	$24,000	$0	$1,700	$900
Investor Freedom 2010 Portfolio	$24,000	$0	$1,700	$900
Investor Freedom 2015 Portfolio	$24,000	$0	$1,700	$900
Investor Freedom 2020 Portfolio	$24,000	$0	$1,700	$900
Investor Freedom 2025 Portfolio	$24,000	$0	$1,700	$900
Investor Freedom 2030 Portfolio	$24,000	$0	$1,700	$900
Money Market Portfolio	$44,000	$0	$1,900	$2,200
Strategic Income Portfolio	$53,000	$0	$2,700	$1,400

A Aggregate amounts may reflect rounding.

B Reflects current period presentation. [Anchor this footnote as needed (FR)]

C Freedom 2035 Portfolio commenced operations on April 8, 2009.

D Freedom 2040 Portfolio commenced operations on April 8, 2009.

E Freedom 2045 Portfolio commenced operations on April 8, 2009.

F Freedom 2050 Portfolio commenced operations on April 8, 2009.

G FundsManager 60% Portfolio commenced operations on August 22, 2007.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of a fund audit or the review of a fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of a fund.

"All Other Fees" represent fees billed for assurance services provided to a fund or Fund Service Provider that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

APPENDIX J

Fees billed by PwC and Deloitte Entities that were required to be approved by the trust's Audit Committee for services that relate directly to the operations and financial reporting of the funds and that are rendered on behalf of Fund Service Providers are shown below.

December 31, 2008 feesA
	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$2,340,000	$2,000	$190,000
Deloitte Entities	$815,000	$2,000	$0

December 31, 2007 feesA
	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$0	$0	$215,000
Deloitte Entities	$0	$0	$0

A Aggregate amounts may reflect rounding.

B Reflects current period presentation. [Anchor this footnote as needed (FR)]

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of a fund audit or the review of a fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of a fund.

"All Other Fees" represent fees billed for assurance services provided to a fund or Fund Service Provider that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

APPENDIX K

Aggregate non-audit fees billed by PwC and Deloitte Entities, for services rendered to the funds and any Fund Service Provider for each of the last two fiscal years of the funds are shown below.

December 31, 2008 feesA	Aggregate Non-Audit Fees
PwC
Deloitte Entities

December 31, 2007 feesA
PwC
Deloitte Entities

A Aggregate amounts may reflect rounding.

B Reflects current period presentation. [Anchor this footnote as needed (FR)]

1.897217.100	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	MEGA2_2009-pxs-0509

Form of Proxy Card:
To be used for all funds contained in the proxy statement

Fidelity Investments® (logo)		Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 145421 Cincinnati, Ohio 45250-5421		of additional mailings.
Vote by Mail!
		MAIL:	Return the signed proxy card in the enclosed envelope.
(right pointing arrow prints here)	[Control Number prints here in a box]

[TRUST NAME: FUND NAME Prints Here] [Client Code prints here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Margaret A. Carey, and [Name of Proxy Agent], or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on July 15, 2009 at [__] a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

[Shareholder's name and address prints here]	...........................................................................	CONTINUED AND TO BE SIGNED ON REVERSE SIDE
...........................................................................	...........................................................................	[Card Code prints here]

Please refer to the Proxy Statement discussion of each of these matters. IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

	THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:		(_)	(_)	(_)	______________________
1.	To elect a Board of Trustees.		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s) mark "For All Except" and write the name(s) of the nominees(s) on the line above.
	(01) James C. Curvey (02) Albert R. Gamper, Jr. (03) Arthur E. Johnson (04) Edward C. Johnson 3d (05) Michael E. Kenneally (06) James H. Keyes	(07) Marie L. Knowles (08) Kenneth L. Wolfe
			FOR	AGAINST	ABSTAIN
2.	To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.		(_)	(_)	(_)

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

Signature (PLEASE SIGN WITHIN BOX)	Date	[Card Code prints here]	Signature (Joint Owners)	Date